SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC  20549

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 14 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

 Date of report (Date of earliest event reported)     January 15, 1997

                                  MASTEC, INC.
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               (Exact Name of Registrant as Specified in Charter)

 Delaware                           0-3797                       59-1259279
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(State or Other Jurisdiction      (Commission                    (IRS Employer
 of Incorporation)               File Number)                Identification No.)


          3155 N.W. 77th Avenue, Miami, Florida                    33122-1205
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      (Address of Principal Executive Offices)                     (Zip Code)

      Registrant's telephone number, including area code: (305) 599-1800

                   8600 N.W. 36th Street, Miami, Florida 33166
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          (Former Name or Former Address, if Changed Since Last Report)

         Item 5.           Other Events

         On January 15, 1997, MasTec, Inc. (the "Company") declared a three-for-two stock split in the form of a stock dividend on its approximately 17 million shares of common stock outstanding. The dividend, which will pay one share of common stock for each two shares of common stock outstanding, will be paid on February 28, 1997 to stockholders of record as of the close of business on February 3, 1997. The Company has issued a press release announcing the stock split, a copy of which is attached as exhibit 99.1 and is incorporated herein by reference.

         Item 7.           Financial Statements and Exhibits.

         (c)

         99.1              Press release dated January 15, 1997.


                                   SIGNATURES

         Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: January 30, 1997                  /s/ Edwin D. Johnson
                                        ---------------------------------------
                                        Edwin D. Johnson
                                        Senior Vice President-
                                        Chief Financial Officer
                                        (Principal Financial Officer
                                        and Authorized Officer)

                               INDEX TO EXHIBITS


EXHIBIT
NUMBER              DESCRIPTION
-------             -----------

99.1                Press release dated January 15, 1997.